Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

SUPPLEMENT DATED DECEMBER 17, 2012

TO THE PROSPECTUS

DATED JANUARY 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under “Investment Risks – Special Risks Applicable to the Global Absolute Return Fund,” the following risk has been added to the Prospectus for the Global Absolute Return Fund (the “Fund”):

• Regulatory Risk – Pursuant to final interpretations issued by the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission (“SEC”), the swaps used by the Fund will become subject to both CFTC and SEC regulation as of December 31, 2012. In addition, effective as of December 31, 2012, the CFTC has eliminated an exclusion previously available to the Fund from the definition of a “commodity pool” under the Commodity Exchange Act (“CEA”). Consequently, at that time the Fund is expected to become a “commodity pool” and the Investment Adviser anticipates registering as the “commodity pool operator” or “CPO” for the Fund in accordance with CFTC rules. The impact of these new requirements on the Fund and its counterparties is uncertain. However, they may cause the Fund to incur additional regulatory compliance and reporting expenses, and may cause counterparties to increase collateral or margin requirements, increase fees charged to the Fund or be less willing to enter into swap agreements with the Fund in the future. The effects of the regulatory changes could reduce investment returns or harm the Fund’s ability to implement its investment strategy. Investors in the Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Fund.

Under “Management of the Funds – About the Investment Adviser,” the following has been added to the end of the second paragraph:

The Investment Adviser anticipates registering as a “commodity pool operator” under the CEA for the Global Absolute Return Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-018-0100